Exhibit 99.2

•• •• •• • •• •• • • •• •

billion

Exhibit 99.2

2024 Annual General Meeting

30 May 2024 9.30am AEST/
29 May 2024 4.30pm US PT

Life360



Chairman's Address

John Philip Coghlan



FY23 Results Summary

Delivering on growth

$M	FY22	FY23	*Change*	*% ch YoY*	FY23 Guidance
Revenue (GAAP)					
Subscription	153.3	220.8	*67.5*	*+44%*	
Hardware	47.9	58.2	*10.3*	*+21%*	
Other	27.1	25.5	*(1.6)*	*(6)%*	
Total revenue (GAAP)	**228.3**	**304.5**	**76.2**	**+33%**	**300-310**
Annualized Monthly Revenue (AMR) (1)	224.4	274.1	49.6	+22%	
Operating expenses (GAAP)	243.0	252.6	9.6	+4%	
Net loss (GAAP)	(91.6)	(28.2)			
EBITDA (Non-GAAP) (2)	(85.2)	(20.8)			
Adjusted EBITDA (Non-GAAP) (2)	(40.1)	20.6			12-16
Cash and cash equivalents (3)	90.4	70.7			
Operating cash flow	(57.1)	7.5	64.6		0-5

Note: Tables may not add due to rounding
(1) AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded
(2) Adjusted EBITDA was previously referred to as Underlying EBITDA. For definitions of EBITDA and Adjusted EBITDA and the use of these non-GAAP measures, as well as a reconciliation of Net Loss to EBITDA and Adjusted EBITDA see Appendix 1
(3) Cash and cash equivalents includes Restricted Cash

FY23 Achievements

Cementing our position as the market-leading family safety membership service


Are you OK?

Growing our audience

~61.4m

Global Monthly Active Users (MAU)
+ 26% YoY

40%

YoY growth in International MAU, with record MAU additions

Driving Membership

~1.8m

Global Paying Circles
+ 21% YoY

25%

YoY lift in Global ARPPC reflecting U.S. price increase

Expanding Internationally

~470k

International Paying Circles
+ 43% YoY

UK

Triple Tier Membership launched in October 2023

Maintaining financial discipline

$304.5m

Revenue
+33% YoY

$20.6m

Adjusted EBITDA, first full year of positive AEBITDA

Note: As of December 31, 2023 unless otherwise stated

Environmental, Social & Governance Initiatives

OUR PEOPLE

- Safety and wellbeing
- Diversity
- Development & Training
- Grievances and Impact

ENVIRONMENT

- Emissions
- Product sustainability
- Climate resilience


OUR
VALUES
Life360

GOVERNANCE

- Financial Sustainability
- Business ethics
- Anti-corruption
- IP protection
- ESG reporting

OUR COMMUNITY

- User safety, protection and wellbeing
- Privacy and data security
- Protection and rights of minors
- Communication participation

Further information on Life360's ESG initiatives is included in the 2023 Annual Report

FY23 User Metrics

Connecting families and saving lives



"If you are on the fence about getting your family on life360 premium, let me put this out there. No authorities or medical personnel had the time or ability to contact us the day of Lynley's accident. Life360 did right away and sent help. Go ahead and spend the extra money just in case. It makes a difference. #life360"

Life360 User

1,808,798	38,577	305 billion	35 billion	9.9M+	32.9M	610 billion
Help alerts sent	Ambulances dispatched	Miles driven with Life360 Crash Detection	Safe arrival notifications	Monthly active Tile devices	Tile "Items Left Behind" smart alerts	Bluetooth location updates

Note: Metrics shown for full-year 2023 unless otherwise stated

Chairman's Address

John Philip Coghlan



CEO's Address

Chris Hulls



FY23 global MAU growth of 26% YoY

Life360 Core Monthly Active Users (MAU)(M)


Q1'24
+31% YoY
Global MAU
growth
COVID-19
6.5 6.0
7.6 7.3
8.9 8.5
10.0 8.8
11.4 9.6
12.9 10.8
14.6 10.5
16.8 11.2
16.7 11.6
16.3 9.1
16.8 9.2
17.0 9.7
18.1 10.0
20.4 12.1
22.2 11.6
23.7 11.8
25.1 13.2
27.0 14.9
29.3 17.7
30.9 17.6
31.7 19.1
33.6 20.4
35.4 23.0
36.8 24.6
38.8 27.5
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
Q4 19
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
US
International

International Triple Tier launch countries MAU


+35%
+41%
+36%
Canada
UK
Australia
CY22
CY23

Note: Numbers may not add due to rounding.

Paying Circle and ARPPC growth

Paying Circles by geography (000s)*

FY23 U.S. Paying Circles increased 14% YoY while increasing prices significantly


US: 280 337 410 458 529 550 605 647 668 665 698 708 737 804 895 991 1,044 1,117 1,180 1,162 1,203 1,233 1,300 1,327 1,390
International: 93 109 124 138 157 159 171 180 183 169 171 169 166 186 204 227 243 275 310 332 364 396 446 474 508
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24
US
International

Average Revenue Per Paying Circle (ARPPC) ($)

Q4'23 ARPPC increased 24% YoY for US subscribers reflecting price increase


$150
$59
$43
$48
Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23
US
International

AMR has more than quadrupled since our IPO in May 2019


Quarterly Annualized Monthly Revenue ($M)*
300
250
200
150
100
50
0
+19%
YoY growth in March 2024 Annualized Monthly revenue
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24

*Annualized Monthly Revenue (AMR) is a financial measure used by the Company to identify the annualized monthly value of active customer agreements at the end of a reporting period. AMR includes the annualized monthly value of subscription, data and partnership agreements. All components of these agreements that are not expected to recur are excluded

The aspirational goals that drive our strategy

#1
Brand for everyday family life

150M+
Monthly Active Users

$1B+
Revenue

25%+
EBITDA margins

Note: Long-term targets are not projections; they are goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subjecttochange. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our most recent Annual Report on Form 10-K, as well as any amendments thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals

2024 Key Initiatives

- Grow our audience
- Scale paid offerings
- Create new revenue streams
- Expand profitability



Earnings Guidance

Life360 has maintained the FY24 earnings guidance included in the Q1'24 results announcement released on 10 May 2024 (AEST)/9 May (U.S. PT)



Non-GAAP Financial Measures

$M	Year ended December 31, 2022	2023
Net loss	(91.6)	(28.2)
Add (deduct):		
Convertible notes fair value adjustment	(1.8)	0.7
Derivative liability fair value adjustment (1)	(1.3)	0.1
Provision for income taxes	0.3	0.6
Depreciation and amortization (2)	9.2	9.1
Other income, net	—	(3.2)
EBITDA	**(85.2)**	**(20.8)**
Stock-based compensation	34.7	38.5
Form 10 transaction costs	3.8	—
Acquisition and integration costs	11.9	—
Workplace restructuring costs (3)	—	4.0
Write-off of obsolete inventory (4)	—	0.9
Adjustment in connection with membership benefit (5)	—	(2.2)
Warehouse relocation costs	—	0.1
Gain on revaluation of contingent consideration	(5.3)	—
Adjusted EBITDA	**(40.1)**	**20.6**

(1) To reflect the change in value of the derivative liability associated with the July 2021 Convertible Notes
(2) Includes depreciation on fixed assets and amortization of acquired intangible assets
(3) Relates to workplace restructuring costs in connection with the workplace restructure announced on January 12, 2023
(4) Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development
(5) Relates to an adjustment recorded in the current period to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits

We collect and analyze operating and financial data to evaluate the health of our business, allocate our resources and assess our performance.

EBITDA and Adjusted EBITDA

In addition to total revenue, net loss and other results under GAAP, we utilize non-GAAP calculations of earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization and (iv) other income, net. Adjusted EBITDA is defined as net loss, excluding (i) convertible notes and derivative liability fair value adjustments, (ii) provision for income taxes, (iii) depreciation and amortization, (iv) other income, net, (v) stock-based compensation, (vi) Form 10 transaction costs, (vii) acquisition and integration costs, (viii) workplace restructuring costs, (ix) inventory write-offs, (x) adjustment in connection with membership benefit, (xi) warehouse relocation costs and (xii) gain on revaluation of contingent consideration.

The above items are excluded from EBITDA and Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations and render comparisons with prior periods and competitors less meaningful. We believe EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing useful measures for period-to-period comparisons of our business performance. Moreover, we have included EBITDA and Adjusted EBITDA in this media release because they are key measurements used by our management team internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, these non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider these non-GAAP financial measures in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

The table presents a reconciliation of net loss, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA.

Non-GAAP Financial Measures cont'd

The following table presents a reconciliation of net loss, the most directly comparable GAAP measure, to Adjusted (loss) profit from ordinary activities after tax.

$M	Year ended December 31,	
	2022	2023
Net loss	(91.6)	(28.2)
Stock-based compensation	34.7	38.5
Form 10 transaction costs	3.8	—
Acquisition and integration costs	11.9	—
Workplace restructuring costs (1)	—	4.0
Write-off of obsolete inventory (2)	—	0.9
Adjustment in connection with membership benefit (3)	—	(2.2)
Amortization attributable to intangible assets in connection with acquisitions	8.6	8.7
Warehouse relocation costs	—	0.1
Gain on revaluation of contingent consideration	(5.3)	—
Adjusted (loss) profit from ordinary activities after tax	**(37.9)**	**21.9**

Adjusted (loss) profit from ordinary activities after tax

Adjusted (loss) profit from ordinary activities after tax is defined as net loss, excluding (i) stock-based compensation, (ii) Form 10 transaction costs, (iii) acquisition and integration costs, (iv) gain on revaluation of contingent consideration, (v) workplace restructuring costs, (vi) inventory write-off, (vii) adjustment in connection with membership benefit, (viii) warehouse relocation costs and (ix) amortization attributable to intangible assets in connection with acquisitions. The above items are excluded from net loss because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core-results of operations and render comparisons with prior periods and competitors less meaningful. This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP financial measures used by other companies. As such, you should consider this non-GAAP financial measure in addition to other financial performance measures presented in accordance with GAAP, including various cash flow metrics, net loss and our other GAAP results.

(1) Relates to workplace restructuring costs in connection with the workplace restructure announced on January 12, 2023
(2) Relates to the write-off of raw materials that have no alternative use to the Company following the decision to halt development
(3) Relates to an adjustment recorded in the current period to reduce product costs recorded to cost of revenue in connection with the discontinuation of certain battery related membership benefits

Note: Tables may not add due to rounding

Disclaimer

This document dated 30 May 2024 (Australia), May 29, 2024 (U.S.) has been prepared by Life360, Inc. (ARBN 629 412 942) ("Company") and is provided for information purposes only. It contains summary information about the Company and its activities and is current as of the date of this document. It should be read in conjunction with the Company's periodic and continuous disclosure announcements filed with the Australian Securities Exchange and the U.S. Securities and Exchange Commission ("SEC"), available at www.asx.com.au and www.sec.gov, respectively.

This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in the Company nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under Australian law, the federal laws of the United States or under any other law. This document has not been registered or approved by regulatory authorities in any jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

The information contained in this document is not intended to be relied upon as advice or a recommendation to investors and is not intended to form the basis of any investment decision in the Company's securities. The information does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. An investor must not act on the basis of any matter contained in this document but must make its own assessment of the Company and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision.

Past performance is not indicative of future performance and no guarantee of future returns is implied or given. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of the Company.

Certain statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical in nature, including the words "anticipate", "expect", "suggests", "plan", "believe", "intend", "estimates", "targets", "projects", "should", "could", "would", "may", "will", "forecast" and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the Company's growth strategy and business plan and the Company's ability to effectively manage its growth and meet future capital requirements; the Company's expectations regarding future financial performance, including its expectations regarding its revenue, revenue growth, adjusted EBITDA, and operating cash flow, and the Company's ability to achieve or maintain future profitability; the Company's ability to further penetrate its existing member base, maintain and expand its member base and increase monetization of its member base; the Company's ability to expand internationally and the significance of its global opportunity; the Company's ability to anticipate market needs or develop new products and services or enhance existing products and services to meet those needs; and the Company's ability to increase sales of its products and services. Such forward-looking statements are prediction, projections and other statements about future events that are based on current expectations and assumptions and, as a result, involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based.

This document contains unaudited financial information for the Company that has been prepared by the Company's management. The Company's results are reported under US-GAAP. Investors should be aware that certain financial data included in this presentation including EBITDA, Adjusted EBITDA, and Adjusted (loss) profit from ordinary activities after tax are "non-GAAP financial measures" within the meaning of Regulation G of the Exchange Act. This document also contains certain operating metrics such as annualized monthly revenue (AMR), average revenue per paying circle (ARPPC), monthly active users (MAU) and Paying Circles which the Company uses internally in assessing its own operating performance and making operating decisions and which the Company believes are useful to investors and analysts as a supplement to its GAAP and non-GAAP financial information for analyzing operating performance and identifying operating trends in the Company's business. These metrics may be calculated differently from, and therefore may not be directly comparable to, similarly titled measured use by other companies. Additional information regarding these metrics is included in the Company's Annual Report on Form 10-K filed with the SEC on February 29, 2024, as well as any amendments thereto reflected in subsequent Quarterly Reports on Form 10-Q and other filings with the SEC.

All values are stated in US dollars unless otherwise stated.